Thrivent Variable Annuity Account I

Supplement to Prospectus dated April 29, 2005

The following sentences are added to the end of the fourth paragraph under the section titled "The Contract - Allocation of Premiums" on page 17 of the prospectus:

If you allocate an amount greater than $10,000 to an RP Subaccount and do not provide the full amount of the allocation with your application, we will allocate the partial amount received that you designate for an RP Subaccount to the corresponding asset allocation Subaccount. Once the full amount is received, you can request to add the Risk Protection Allocation and transfer the amount to the RP Subaccount by submitting a signed Thrivent Financial Return Protection Allocation Request to our Service Center. The Risk Protection Allocation will not be added until we receive your request at our Service Center in good order.

The date of this Supplement is September 28, 2005.

Please include this Supplement with your Prospectus.